Registration No. 333-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                       TELEDYNE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                25-1843385
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)



           2049 CENTURY PARK EAST
          LOS ANGELES, CALIFORNIA                            90067-3101
  (Address of principal executive offices)                   (Zip Code)

                       TELEDYNE TECHNOLOGIES INCORPORATED
                               1999 INCENTIVE PLAN
                            (Full title of the plan)

                                 JOHN T. KUELBS
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       TELEDYNE TECHNOLOGIES INCORPORATED
                             2049 CENTURY PARK EAST
                       LOS ANGELES, CALIFORNIA 90067-3101
                     (Name and address of agent for service)

                                 (310) 551-4302
          (Telephone number, including area code, of agent for service)



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                         CALCULATION OF REGISTRATION FEE

================================================================================
      TITLE OF                         PROPOSED       PROPOSED        AMOUNT OF
     SECURITIES       AMOUNT TO BE     MAXIMUM         MAXIMUM      REGISTRATION
  TO BE REGISTERED    REGISTERED(1) OFFERING PRICE    AGGREGATE          FEE
                                      PER SHARE    OFFERING PRICE
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Common Stock, par
value $.01 per share    158,239        $ 5.57(2)    $31,078,241.54      $8,205
                        182,724        $ 8.42(2)
                         20,000        $ 8.58(2)
                        467,500        $ 8.94(2)
                          1,487        $ 9.41(2)
                        179,271        $ 9.57(2)
                          7,031        $ 9.96(2)
                          1,652        $11.50(2)
                        600,025        $13.35(2)
                          1,527        $13.59(2)
                        496,971        $16.95(2)
                          1,527        $17.60(2)
                        632,316        $ 9.50(3)

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     (1) This Registration  Statement also registers additional securities to be offered or issued upon adjustment or changes made to the registered securities by reason of any stock splits, stock dividends or similar transactions as permitted by Rule 416(a) and Rule 416(b) under the Securities Act of 1933, as amended.

     (2) Based upon the exercise price of the options in respect of which the shares may be issued, in accordance with Rule 457(h).

     (3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New
York        Stock        Exchange        on        January        7,       2000.
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PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), are incorporated by reference into this Registration Statement: (i) the Registration Statement on Form 10, as amended, filed with the Commission (File No. 001-15295) (the "Form 10"), (ii) the Registrant's Current Report on Form 8-K dated as of November 29, 1999 and filed on December 1, 1999, as amended on December 6, 1999; and (iii) the description of the Registrant's Common Stock contained in the Form 10.

      All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the Teledyne Technologies Incorporated 1999 Incentive Plan (the "Plan") meeting the requirements of Section 10(a) of the Securities Act.

ITEM 4.     DESCRIPTION OF SECURITIES.

      The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL

      None.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Article SEVEN of the Registrant's Restated Certificate of Incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders in accordance with the foregoing provisions of Section 102(b)(7).

       Under Section 145 of the DGCL, a Delaware corporation has the power to indemnify directors and officers under certain prescribed circumstances and, subject to certain limitations, against certain costs and expenses, including attorneys' fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative



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or investigative,  to which any of them is a party by reason of being a director or officer of the Registrant if it is determined that the director or the officer acted in accordance with the applicable standard of conduct set forth in such statutory provision. Article EIGHT of the Registrant's Restated Certificate of Incorporation provides that any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Registrant to the fullest extent authorized by the DGCL.

       The Registrant has purchased directors' and officers' liability insurance covering certain liabilities which may be incurred by the officers and directors of the Registrant in connection with the performance of their duties.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

            None.

ITEM 8.     EXHIBITS.

      The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

  4.1       Restated Certificate of Incorporation of the Registrant.

  4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement Form 10/A-4 filed on November 10, 1999 (File No. 001-15295)).

  4.3 Form of Rights Agreement Between Teledyne Technologies Incorporated and ChaseMellon Shareholder Service, L.L.C. (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form 10/A filed on November 10, 1999 (File No. 001-15295)).

  5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

  23.1      Consent of Ernst & Young LLP, independent auditors

  23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).




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ITEM 9.  UNDERTAKINGS.

      (a)   The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

      (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 14th day of January, 2000.

                                    TELEDYNE TECHNOLOGIES INCORPORATED


                                    By: /s/ ROBERT MEHRABIAN
                                        ----------------------------------------
                                        Robert Mehrabian
                                        President and Chief Executive Officer


      We, the undersigned directors and officers of Teledyne Technologies Incorporated do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act and any rules, regulations and requirements of the Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

         SIGNATURE                         CAPACITY                   DATE
         ---------                         --------                   ----


/s/ ROBERT MEHRABIAN
------------------------------   President and Chief Executive  January 14, 2000
Robert Mehrabian                 Officer (Principal Executive
                                 Officer) and a Director


/s/ STEFAN C. RIESENFELD         Executive Vice President and   January 14, 2000
------------------------------   Chief Financial Officer
Stefan C. Riesenfeld             (Principal Financial Officer)

/s/ DALE A. SCHNITTJER           Controller (Principal          January 14, 2000
------------------------------   Accounting Officer)
Dale A. Schnittjer               Accounting Officer)


/s/ ROBERT P. BOZZONE            Director                       January 14, 2000
------------------------------
Robert P. Bozzone





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       SIGNATURE                         CAPACITY                    DATE
       ---------                         --------                    ----



/s/ PAUL S. BRENTLINGER          Director                       January 14, 2000
------------------------------
Paul S. Brentlinger



/s/ FRANK V. CAHOUET             Director                       January 14, 2000
-------------------------------
Frank V. Cahouet


/s/ THOMAS A. CORCORAN           Director                       January 14, 2000
-------------------------------
Thomas A. Corcoran


/s/ DIANE C. CREEL               Director                       January 14, 2000
-------------------------------
Diane C. Creel


/s/ C. FRED FETTEROLF            Director                       January 14, 2000
--------------------------
C. Fred Fetterolf


/s/ CHARLES J. QUEENAN, JR.      Director                       January 14, 2000
------------------------------
Charles J. Queenan, Jr.







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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

  4.1 Restated Certificate of Incorporation of the Registrant.

  4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form 10/A-4 filed on November 10, 1999 (File No.
             001-15295)).

  4.3        Form of Rights Agreement Between Teledyne
             Technologies Incorporated and ChaseMellon
             Shareholder Services, L.L.C (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on
             Form 10/A filed on November 10, 1999 (File
             No. 001-15295)).

  5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

  23.1       Consent of Ernst & Young LLP, independent auditors

  23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).



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